AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”) dated as of June 27, 2014 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company” and a “Borrower”), the New Vehicle Borrowers, the Used Vehicle Borrowers, BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the other Loan Parties (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
WHEREAS, the Company, the New Vehicle Borrowers, the Used Vehicle Borrowers, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 8, 2013, (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility, a new vehicle floorplan facility and a used vehicle floorplan facility; and
WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents, and the Borrowers and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    The following definition is hereby added to Section 1.01 of the Credit Agreement, each in the appropriate alphabetical order therein:
“Deemed To Be A Mileage Vehicle” means, with respect to any New Vehicle which has been Deemed Floored, the date such New Vehicle is deemed to be a Demonstrator, Rental Vehicle or other mileaged New Vehicle under the New Vehicle Floorplan Facility, which such date may be the same day as, or a date after, the date such New Vehicle is Deemed Floored.
(b)    The final paragraph of the definition of “Eligible Used Vehicle Inventory” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such paragraph shall read as follows:
The Company, by including a Used Vehicle in any computation of the Used Vehicle Floorplan Borrowing Base or the Revolving Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (1) such Vehicle satisfies each of the requirements set forth in (a)(i) through (iv) above and (2) such Vehicle is not a Demonstrator, Rental Vehicle or other mileaged New Vehicle, or any other New Vehicle. If the Administrative Agent or the Required Lenders have reasonable grounds to believe that a Used Vehicle does not satisfy any of clauses (a)(i) through (iv) above or the foregoing clause (2), the Administrative Agent shall inform the Company of the grounds for such belief and shall request confirmation by the Company of the eligibility of such Used Vehicle. Prior to confirmation of the eligibility thereof by the Company, such Used Vehicle shall not be considered Eligible Used Vehicle Inventory and no representation and warranty shall have been deemed made with respect thereto.
(c)    The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:
“Eurodollar Rate” means:
(a)     for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or, to the extent LIBOR is not available, a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

A Loan bearing interest at the Eurodollar Rate may be (a) borrowed on any day (whether or not it is the first day of the applicable Interest Period) and (b) repaid or converted to a different Type of Loan on any day (whether or not it is the last day of an Interest Period) without giving rise to any additional payment for “break funding” losses.
If such a comparable or successor rate is adopted, the Administrative Agent will provide notice thereof to the Company.
(d)    The definition of “New Vehicle” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:
“New Vehicle” means a Vehicle which has (x) never been owned except by a manufacturer, distributor or dealer and (y) except in the case of a Vehicle which otherwise qualifies as a Demonstrator, Rental Vehicle or other mileaged Vehicle, has never been registered.
(e)    The definitions of “New Vehicle Floorplan Committed Loan Notice”, “New Vehicle Floorplan Swing Line Loan Notice”, “Revolving Vehicle Floorplan Committed Loan Notice”, “Revolving Vehicle Floorplan Swing Line Loan Notice”, “Used Vehicle Floorplan Committed Loan Notice”, and “Used Vehicle Floorplan Swing Line Loan Notice” in Section 1.01 of the Credit Agreement are amended, so that, as amended, such definitions shall read as follows:
“New Vehicle Floorplan Committed Loan Notice” means a notice of (a) a New Vehicle Floorplan Committed Borrowing, or (b) a conversion of New Vehicle Floorplan Committed Loans from one Type to the other, pursuant to Section 2.07, which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“New Vehicle Floorplan Swing Line Loan Notice” means a notice of conversion of a New Vehicle Floorplan Swing Line Loan from one Type to the other pursuant to Section 2.07(b), which shall be substantially in the form of Exhibit B-1 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Revolving Committed Loan Notice” means a notice of (a) a Revolving Borrowing or (b) a conversion of Revolving Committed Loans from one Type to the other, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A-2 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Revolving Swing Line Loan Notice” means a notice of a Revolving Swing Line Borrowing pursuant to Section 2.04(b) which shall be substantially in the form of Exhibit B-2 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Used Vehicle Floorplan Committed Loan Notice” means a notice of (a) a Used Vehicle Floorplan Committed Borrowing, or (b) a conversion of Used Vehicle Floorplan Committed Loans from one Type to the other, pursuant to Section 2.11(a), which shall be substantially in the form of Exhibit A-3 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“Used Vehicle Floorplan Swing Line Loan Notice” means a notice of a Used Vehicle Floorplan Swing Line Borrowing pursuant to Section 2.12(b) which shall be substantially in the form of Exhibit B-3 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
(f)    The definition of “Rental Vehicle” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:
“Rental Vehicle” means a New Vehicle less than two years old owned by a New Vehicle Borrower and purchased directly from a manufacturer as a New Vehicle and that is used as a service or daily loaner vehicle or is periodically subject to a rental contract with customers of the New Vehicle Borrower for loaner or rental periods of up to sixty (60) consecutive days or is used by dealership personnel in connection with parts and service operations. Rental Vehicles may be registered with applicable Governmental Authorities in the ordinary course of business.

(g)    Section 2.02(a) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
(a)    Each Revolving Committed Borrowing and each conversion of Revolving Committed Loans from one Type to the other, shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Revolving Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Revolving Committed Loan Notice. Each such Revolving Committed Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. (i) one Business Day prior to the requested date of any Revolving Borrowing of Eurodollar Rate Committed Loans or of any conversion of Eurodollar Rate Committed Loans to Base Rate Committed Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Committed Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Revolving Committed Loan Notice shall specify (i) whether the Company is requesting a Revolving Committed Borrowing, a conversion of Revolving Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Committed Loans, (ii) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (iii) the principal amount of Revolving Committed Loans to be borrowed or converted, and (iv) the Type of Revolving Committed Loans to be borrowed or to which existing Revolving Committed Loans are to be converted. If the Company fails to provide a timely Revolving Committed Loan Notice requesting a conversion of Eurodollar Rate Loans to Base Rate Loans, such Loans shall, subject to Article III, continue as Eurodollar Rate Loans. If the Company fails to specify a Type of Revolving Committed Loan in a Revolving Committed Loan Notice, then the applicable Revolving Committed Loans shall, subject to Article III, be made as, or converted to, Eurodollar Rate Loans.
(h)    Section 2.04(b) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
At any time a Revolving Autoborrow Agreement is not in effect, each Revolving Swing Line Borrowing and each conversion of Revolving Swing Line Loans from one type to the other shall be made upon the Company’s irrevocable notice to the Revolving Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Revolving Swing Line Loan Notice. Each such Revolving Swing Line Loan Notice must be received by the Revolving Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date or date of any conversion of Eurodollar Rate Loans to Base Rate Loans or of any conversion of Base Rate Loans to Eurodollar Rate Loans, and in

each case shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, (ii) the requested borrowing date, which shall be a Business Day and (iii) the Type of Revolving Swing Line Loan to be borrowed or to which existing Revolving Swing Line Loans are to be converted. Promptly after receipt by the Revolving Swing Line Lender of any Revolving Swing Line Loan Notice, the Revolving Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Revolving Swing Line Loan Notice and, if not, the Revolving Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Revolving Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Revolving Swing Line Borrowing (A) directing the Revolving Swing Line Lender not to make such Revolving Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Revolving Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Revolving Swing Line Loan Notice, make the amount of its Revolving Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Revolving Swing Line Lender in immediately available funds. If the Company fails to provide a timely Revolving Swing Line Loan Notice requesting a conversion of Eurodollar Rate Loans to Base Rate Loans, such Loans shall, subject to Article III, continue as Eurodollar Rate Loans. If the Company fails to specify a Type of Revolving Swing Line Loan in a Revolving Swing Line Loan Notice, then the applicable Revolving Swing Line Loan shall, subject to Article III, be made as a Eurodollar Rate Loan.
(i)    The proviso in Section 2.05 of the Credit Agreement is amended to correct a typographical error by replacing “New Vehicle Floorplan Borrower” used therein with “New Vehicle Borrower”.
(j)    Section 2.06(a) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
(a) Each New Vehicle Floorplan Committed Borrowing and each conversion of New Vehicle Floorplan Committed Loans from one Type to the other shall be made (i) upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a New Vehicle Floorplan Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a New Vehicle Floorplan Committed Loan Notice; provided further, that New Vehicle Floorplan Committed Borrowings at the request of the Company shall only be permitted on the Closing Date, during the Asbury New Vehicle Control Period, and otherwise at times permitted by the Administrative Agent in its sole discretion and (ii) at any time other than during an Asbury New Vehicle Control Period, upon the request of the New Vehicle Floorplan Swing Line Lender

(on behalf of the Company) to the Administrative Agent; provided that the entire proceeds of any New Vehicle Floorplan Committed Loans requested by the New Vehicle Floorplan Swing Line Lender pursuant to this clause (ii) shall be applied to repay the Outstanding Amount of the New Vehicle Floorplan Swing Line Loans or to honor Payoff Letter Commitments. Each such New Vehicle Floorplan Committed Loan Notice from the Company must be received by the Administrative Agent not later than 1:00 p.m. (A) one Business Day prior to the requested date of any New Vehicle Floorplan Borrowing of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Committed Loans or of any conversion of Base Rate Committed Loans to Eurodollar Rate Loans, and (B) one Business Day prior to the requested date of any Borrowing of Base Rate Committed Loans. Each New Vehicle Floorplan Committed Loan Notice from the Company shall specify (W) whether the Company is requesting a New Vehicle Floorplan Committed Borrowing, a conversion of New Vehicle Floorplan Committed Loans from one Type to the other, (X) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (Y) the principal amount of New Vehicle Floorplan Committed Loans to be borrowed or converted, and (Z) the Type of New Vehicle Floorplan Committed Loans to be borrowed If the Company fails to provide a timely New Vehicle Floorplan Committed Loan Notice requesting a conversion of Eurodollar Rate Loans to Base Rate Loans, such Loans shall continue as Eurodollar Rate Loans. If the Company fails to specify a Type of New Vehicle Floorplan Committed Loan in a New Vehicle Floorplan Committed Loan Notice then the applicable New Vehicle Floorplan Committed Loans shall be made as, or converted to, Eurodollar Rate Loans.
(k)    Section 2.11(a) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
(a)    Each Used Vehicle Floorplan Committed Borrowing and each conversion of Used Vehicle Floorplan Committed Loans from one Type to the other, shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Used Vehicle Floorplan Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Used Vehicle Floorplan Committed Loan Notice. Each such Used Vehicle Floorplan Committed Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. (i) one Business Day prior to the requested date of any Used Vehicle Floorplan Borrowing of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Committed Loans or of any conversion of Base Rate Committed Loans to Eurodollar Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Committed Loans. Each Borrowing of or conversion to Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.11(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Used Vehicle Floorplan Committed

Loan Notice shall specify (i) whether the Company is requesting a Used Vehicle Floorplan Committed Borrowing, a conversion of Used Vehicle Floorplan Committed Loans from one Type to the other, (ii) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (iii) the principal amount of Used Vehicle Floorplan Committed Loans to be borrowed or converted, (iv) the Type of Used Vehicle Floorplan Committed Loans to be borrowed or to which existing Used Vehicle Floorplan Committed Loans are to be converted and (v) the applicable Borrower. If the Company fails to provide a timely Used Vehicle Floorplan Committed Loan Notice requesting a conversion of Eurodollar Rate Loans to Base Rate Loans, such Loans shall, subject to Article III, continue as Eurodollar Rate Loans. If the Company fails to specify a Type of Used Vehicle Floorplan Committed Loan in a Used Vehicle Floorplan Committed Loan Notice, then the applicable Used Vehicle Floorplan Committed Loans shall, subject to Article III, be made as, or converted to, Eurodollar Rate Loans.
(l)    Section 2.12(b) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
(b)    Borrowing Procedures. At any time a Used Vehicle Autoborrow Agreement is not in effect, each Used Vehicle Floorplan Swing Line Borrowing and each conversion of Used Vehicle Floorplan Swing Line Loans from one type to the other shall be made upon the Company’s irrevocable notice to the Used Vehicle Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Used Vehicle Floorplan Swing Line Loan Notice. Each such Used Vehicle Floorplan Swing Line Loan Notice must be received by the Used Vehicle Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date or date of any conversion of Eurodollar Rate Loans to Base Rate Loans or of any conversion of Base Rate Loans to Eurodollar Rate Loans, and in each case shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, (ii) the requested borrowing date, which shall be a Business Day and (iii) the Type of Used Vehicle Floorplan Swing Line Loan to be borrowed or to which existing Used Vehicle Floorplan Swing Line Loans are to be converted. Promptly after receipt by the Used Vehicle Swing Line Lender of any Used Vehicle Floorplan Swing Line Loan Notice, the Used Vehicle Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Used Vehicle Floorplan Swing Line Loan Notice and, if not, the Used Vehicle Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Used Vehicle Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Used Vehicle Floorplan Lender) prior to 2:00 p.m. on the date of the proposed Used Vehicle Floorplan Swing Line Borrowing (A) directing the Used Vehicle Swing Line Lender not to make such Used Vehicle Floorplan Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.12(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Used Vehicle Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Used Vehicle Floorplan Swing Line Loan Notice, make the amount of its Used Vehicle Floorplan Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Used Vehicle Swing Line Lender in immediately available funds. If the Company fails to provide a timely Used Vehicle Floorplan Swing Line Loan Notice requesting a conversion of Eurodollar Rate Loans to Base Rate Loans, such Loans shall, subject to Article III, continue as Eurodollar Rate Loans. If the Company fails to specify a Type of Used Vehicle Floorplan Swing Line Loan in a Used Vehicle Floorplan Swing Line Loan Notice, then the applicable Used Vehicle Floorplan Swing Line Loan shall, subject to Article III, be made as a Eurodollar Rate Loan.
(m)    Clause (ii) of the second sentence of Section 2.15(b)(iii) of the Credit Agreement is hereby amended so that, as amended, such clause shall read as follows:
and (ii) in the case of each Demonstrator, Rental Vehicle, and other mileaged New Vehicle, beginning with the first Automatic Debit Date occurring after the date such New Vehicle is Deemed To Be A Mileage Vehicle, monthly payments of 2% of the original amount of the New Vehicle Floorplan Loan relating to such New Vehicle, with the final payment for all amounts then outstanding under such New Vehicle Floorplan Loan due 24 months after the date such New Vehicle is Deemed Floored.
(n)    The fourth sentence of Section 2.17(a) of the Credit Agreement is hereby amended by adding “after the end” after the phrase “Automatic Debit Date” so that, as amended, such sentence shall read as follows:
The commitment fees shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the next succeeding Automatic Debit Date after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date.
(o)    Section 3.03 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
3.03 Inability to Determine Rates. If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (a)  the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a) (i) above, “Impacted Loans”), or (b) the Administrative Agent or affected Lenders determine that for any reason the

Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent upon the instruction of the affected Lenders revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.
Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a) (i) of this section, the Administrative Agent, in consultation with the Company and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the Administrative Agent or affected Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.
(p)    Section 6.17 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
6.17    Demonstrator, Rental Vehicle or Other Mileaged New Vehicle. With respect to any Vehicle used by the Company or any Subsidiary as a Demonstrator, Rental Vehicle or other mileaged New Vehicle, the Company or such Subsidiary shall designate such Vehicle in its books and records as a Demonstrator, Rental Vehicle or other mileaged New Vehicle, as the case may be, and indicate in such books and records when such Vehicle was Deemed To Be A Mileage Vehicle.

(q)    Section 10.17 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
10.17    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumption, amendments or other modification modifications, Revolving Committed Loan Notices, Revolving Swing Line Loan Notices, New Vehicle Floorplan Committed Loan Notices, New Vehicle Floorplan Swing Line Loan Notices, Used Vehicle Floorplan Committed Loan Notices, Used Vehicle Floorplan Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
2.    Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Company, each other Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders; and
(b)    all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

3.    Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.
4.    Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;
(b)    The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty;
(c)    This Agreement has been duly authorized, executed and delivered by the Borrowers and Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)    No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.
5.    Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

6.    Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.
7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
9.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.
11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
BORROWER AND GUARANTOR:
ASBURY AUTOMOTIVE GROUP, INC.
By: /s/ Keith Style
Name:     Keith Style
Title:     Senior Vice President and Chief Financial Officer

SUBSIDIARIES THAT ARE NEW VEHICLE BORROWERS, USED VEHICLE BORROWERS,
AND SUBSIDIARY GUARANTORS:

ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY DELAND HUND, LLC
ASBURY JAX AC, LLC
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

ADDITIONAL USED VEHICLE BORROWERS
AND SUBSIDIARY GUARANTORS:

AF MOTORS, L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
CROWN FFO L.L.C.
NP FLM L.L.C.
PLANO LINCOLN-MERCURY, INC.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

ADDITIONAL SUBSIDIARY GUARANTORS:

ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX HOLDINGS, L.P.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BAYWAY FINANCIAL SERVICES, L.P.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHO L.L.C.
CROWN CHV L.L.C.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

CROWN FFO HOLDINGS L.L.C.
CROWN GCA L.L.C.
CROWN GPG L.L.C.
CROWN HONDA, LLC
CROWN SJC L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
JC DEALER SYSTEMS, LLC
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
By: /s/ Keith Style
Name:     Keith Style
Title:     Chief Financial Officer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Linda Lov
Name:    Linda Lov
Title:     AVP

LENDERS:
BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer

By:    /s/ M. Patricia Kay
Name:    M. Patricia Kay
Title:     Senior Vice President

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender

By:    /s/ Thomas F. Miller
Name:    Thomas F. Miller
Title:     National Accounts Manager

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Adam Sigman
Name:    Adam Sigman
Title:     Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender

By:    /s/ Michele Nowak
Name:    Michele Nowak
Title:     Credit Director, National Accounts

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Manuel H. Comas
Name:    Manuel H. Comas
Title:     SVP

AMERICAN HONDA FINANCE CORPORATION, as a Lender

By:    /s/ Vijay Raman
Name:    Vijay Raman
Title:     AM DFS

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:    /s/ Scott Bargar
Name:    Scott Bargar
Title:     Commercial Finance, Credit Manager

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:    /s/ Alex Calcasola
Name:    Alex Calcasola
Title:     Commercial Finance Services Manager

US BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Noor H. Noordin
Name:    Noor H. Noordin
Title:     Vice President

BANK OF THE WEST, as a Lender

By:    /s/ Ryan Mauser
Name:    Ryan Mauser
Title:     Vice President

MASSMUTUAL ASSET FIANANCE LLC, as a Lender

By:    /s/ Don Buttler
Name:    Don Buttler
Title:     SVP

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender
By:    /s/ Peter Cucchiara
Name:    Peter Cucchiara
Title:     Vice President

By:    /s/ Kirk L. Tashjian
Name:    Kirk L. Tashjian
Title:     Vice President